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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Numatics, Incorporated (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. Welker, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
(S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002:

     (1) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. (S) 78m or 78o(d)); and

     (2) that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                               /s/ John H. Welker
                                               ----------------------------
                                               John H. Welker
                                               Chief Executive Officer

                                               March 27, 2003